EXHIBIT 10.1

                                OPTION AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS: that for good and valuable consideration receipt of which is hereby acknowledged, the undersigned, TAP Entertainment, Inc. ("Owner"), hereby grants to Billy Dead, Inc. ("Purchaser"), and Purchaser's representatives, successors, licensees and assigns the sole exclusive and irrevocable right and option to purchase and acquire from Owner all of Owner's right, title and interest, including, without limitation, all motion picture, television and customary allied and incidental rights (to include, without limitation, merchandising, advertising, publicity, music publishing, soundtrack, videocassette rights and limited publication rights) (collectively, "Rights") for all purposes including production, advertising, license distribution, and exploitation purposes, in all languages and all media now known or hereafter devised, throughout the universe in perpetuity, in and to the below-referenced literary material and any other literary material including, without limitation, all now existing and hereafter created titles, themes, ideas, stories, contents, dialogue, characters, artwork, visual images, issues, adaptations, and other versions thereof and in and to the copyright thereof and all renewals and extensions of such copyright.

Title:                                      "Billy Dead" Screenplay
Written by:                                 Keith Gordon
Date and Place of First Publication:        Screenplay Draft dated 6/11/01
WGA Registration No:                        058841

Owner represents and warrants that Owner is the owner of the Rights, and that Owner has not heretofore sold, assigned, transferred, mortgaged, pledged or hypothecated any of the Rights

Purchaser's Option shall commence as of the date hereof and continue through (a) the six (6) month plus one (1) week anniversary of the date the Securities and Exchange Commission ("SEC") declares the Company's Initial Public Offering effective ("Effective Date"); or (b) one (1) year from the date hereof, whichever is later ("Option Period"), but in no event shall the Option Period be more than three (3) years. The Option herein granted may be exercised by Purchaser or its heirs, representatives, successors, licensees or assigns as provided in that certain option/purchase agreement dated as of April 7, 2003 ("Agreement") between Purchaser and Owner, and this Agreement is subject to all of the terms and conditions of the said Agreement, all of which are incorporated herein by reference.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of April, 2003.

                                              /s/ ERWIN STOFF
                                              ----------------------------
                                              Erwin Stoff, TAP Entertainment

STATE OF CA
COUNTY OF LOS ANGELES

On April 7, 2003, before me, Juanita L. Hendrix, personally appeared Erwin Stoff, officer of TAP Entertainment, Inc., personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.  (SEAL)


/s/ JUANITA L. HENDRIX
-----------------------



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QUITCLAIM

KNOW ALL PERSONS BY THESE PRESENTS: that for good and valuable consideration receipt of which is hereby acknowledged, the undersigned, TAP Entertainment, Inc. ("Owner"), hereby quitclaims over to Billy Dead, Inc. ("Purchaser"), and Purchaser's successors, and assigns, as of April 7th, 2003 all of Owner's right, title and interest, including, without limitation, all motion picture, television and certain allied and incidental rights (to include, without limitation, merchandising, advertising, publicity, music publishing, soundtrack, videocassette, internet rights and limited publication rights) (collectively, "Rights") for all purposes including production, advertising, license, distribution, and exploitation purposes, in all languages and all media now known or hereafter devised, throughout the universe, in perpetuity, in and to the below-referenced literary material and any other literary material, including, without limitation, all now existing and hereafter created titles, themes, ideas, stories, contents, dialogue, characters, artwork, visual images, issues, adaptations, and other versions thereof, and in and to the copyright thereof and of any productions produced by Purchaser which are based thereon or derived therefrom and all renewals and extensions of such copyright(s) (the "Material").

Title:                                      "Billy Dead" Screenplay
Written by:                                 Keith Gordon
Date and Place of First Publication:        Screenplay Draft dated 6/11/01
WGA Registration No:                        058841

Owner and Purchaser have entered into or are entering into a formal option/purchase agreement dated as of April 1, 2003 ("Agreement") relating to the transfer and quitclaim of the rights in and to Material, which rights are more fully described in the Agreement, and this quitclaim is expressly made subject to all of the terms, conditions and provisions contained in the Agreement, all of which are incorporated herein by reference. If Purchaser abandons production of the motion picture based upon the Rights (the "Picture"), at that point all rights in the Screenplay previously held by TAP will revert to TAP free of any liens, and TAP shall have the right to reacquire any and all materials developed by the Purchaser upon payment by TAP to Purchaser of all Purchaser's direct, hard costs, including the Purchase Price , the Reardon Fee (as defined in the Rights Agreement for the Screenplay), the development costs, and any actual interest paid by the Company on such costs. TAP shall have the right to reacquire any and all materials developed by Purchaser upon payment by Owner to Purchaser of all of Purchaser's direct, hard costs in connection with same.

IN WITNESS WHEREOF, the undersigned has executed this assignment this 7th day of April, 2003.

                                              /s/ ERWIN STOFF
                                              --------------------------
                                              Erwin Stoff, TAP Entertainment

STATE OF CA
COUNTY OF LOS ANGELES

On April 7, 2003, before me, Juanita L. Hendrix, personally appeared Erwin Stoff, officer of TAP Entertainment, Inc., personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.  (SEAL)


/s/ JUANITA L. HENDRIX
-----------------------------


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